Registration Number 2-14290

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 65	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 65

Mairs and Power Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN 55101-1363

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (651) 222-8478

William B. Frels, President

W1520 First National Bank Building

332 Minnesota Street

St. Paul, MN 55101-1363

(Name and Address of Agent for Service)

with copies to:

James D. Alt, Esq.

Dorsey & Whitney LLP

Suite 1500, 50 South Sixth Street

Minneapolis, MN 55402-1498

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on April 30, 2010 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Mairs and Power
Growth Fund, Inc.

Trading Symbol: MPGFX

Prospectus

  April 30, 2010

The Securities and Exchange Commission has not determined if the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Table of Contents

Fund Summary	Key facts and details about the Fund listed in this prospectus including investment objectives, fee and expense information, principal investment strategy, principal risks and historical performance information.

	Investment Objective	3

	Fees and Expenses of the Fund	3

	Portfolio Turnover	3

	Principal Investment Strategies	3

	Principal Risks of Investing in the Fund	3

	Performance Information	4

	Portfolio Management	4

	Purchase and Sale of Fund Shares	4

	Tax Information	5

	Payments to Broker-Dealers and Other Financial Intermediaries	5

Fund Details	Investment Objective	6

	Implementation of Investment Objective	6

	Risks	6

	Disclosure of Portfolio Holdings	7

Management and Organization	Investment Adviser	7

of the Fund	Portfolio Managers	7

Shareholder Information	Pricing of Fund Shares	7

	Security Valuations	8

	Purchase of Fund Shares	8

	Redeeming Fund Shares	10

	How to Exchange Shares	12

	How to Transfer Registration	12

	Signature Guarantee	12

	Income Dividends and Capital Gain Distributions	12

	Frequent Purchases and Redemptions of Fund Shares	13

	Federal Income Taxes	13

	Other Shareholder Services	14

Financial Highlights	Financial Performance of the Fund	15

For More Information	Officers and Directors	16

	Fund and Service Providers	16

	Additional Information	Inside Back Cover

Fund Summary

Investment Objective

The objective of the Mairs and Power Growth Fund (the "Fund") is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average long-term appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses (Transfer Agent, Custodian, Accounting, Legal, Audit, etc.)	0.11%
Total Annual Fund Operating Expenses	0.71%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$73	$228	$396	$885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3.21% of the average value of its portfolio.

Principal Investment Strategies

Common stocks are the primary emphasis in the portfolio. The Fund may also invest in foreign securities and convertible debt securities rated less than investment grade. Preference is given to holdings in high quality companies, which are characterized by earnings that are reasonably predictable, have a return on equity that is above average, hold market dominance and have financial strength. Because the Fund recognizes that smaller capitalization companies provide somewhat higher returns over longer time frames, some emphasis is placed on small companies (companies with a market capitalization of less than two billion dollars) to medium sized companies (companies with a market capitalization between two and ten billion dollars), generally located in the Upper Midwest region. These companies may be underowned by institutional investors. The Fund seeks to keep its assets reasonably fully invested at all times, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity securities.

Principal Risks of Investing in the Fund

All investments have risks. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund. The main risks of investing in the Fund are:

Market Conditions

Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Equity security prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management

Active management by the investment adviser in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

Common Stock

Common stocks represent an ownership interest in a corporation. The Fund could lose money if a company in which it invests becomes financially distressed.

Small and Midcap Securities

These companies, in which the Fund places some emphasis on, have a shorter history of operations and may be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than large company stocks.

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Fund Summary (continued)

Debt Securities Rated Less than Investment-Grade

These securities have a higher degree of credit risk. Companies that issue these lower rated securities are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Securities of Foreign Issuers and ADRs

There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks among others include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Risk/Return Bar Chart and Table

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. Updated performance information is available online at www.mairsandpower.com approximately 10 days following each month end.

Highest and Lowest Calendar Quarters (for the past 10 years)

Highest Quarter	2	nd Quarter, 2009:	+ 17.71%
Lowest Quarter	4	th Quarter, 2008:	- 22.23%

Performance

Average Annual Total Returns

The following table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S&P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(For the periods ended December 31, 2009)

	1 year	5 years	10 years
Return Before Taxes	+22.52%	+1.12%	+6.91%
Return After Taxes on Distributions	+22.17%	+0.63%	+6.20%
Return After Taxes on Distributions and Sale of Fund Shares	+15.06%	+0.96%	+5.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	+26.46%	+0.42%	-0.95%

Portfolio Management

The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund's investment portfolio. William B. Frels, the lead portfolio manager of the Fund since 1999, is Chairman, CEO and Director of the Adviser. Mark L. Henneman, co-manager of the Fund since 2006, is Vice President and Director of the Adviser.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

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Fund Summary (continued)

You may purchase or redeem Fund shares directly through the Fund's transfer agent by writing or calling:

Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O Box 701
Milwaukee, WI 53201-0701

Telephone: 800-304-7404

Fund transactions may be made on any day the New York Stock Exchange is open for business. When you buy shares, you can pay for your shares by check or wire. When you sell shares, you will receive a check via mail. If you request a redemption via wire, you will be charged a fee. In certain cases, you may ask your authorized financial professional for more information about buying or selling shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund's investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

Fund Details

This section takes a closer look at the investment objective and principal investment strategies of the Fund and certain risks of investing in the Fund. This section also addresses information about the Fund's disclosure of portfolio holdings.

Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average long-term appreciation.

This objective may not be changed without shareholder approval.

Implementation of Investment Objective

The Fund's strategy is to purchase quality growth- oriented stocks at reasonable valuation levels. The intention is to hold these stocks for relatively long periods of time to allow the power of compounding to build wealth for the Fund's shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

The Fund places emphasis on small to medium sized companies, generally located in the Upper Midwest region. The Adviser defines a small company as a company with less than two billion dollars in market capitalization. A medium sized company has a market capitalization between two and ten billion dollars.

The Fund may invest up to 10% of its total assets in securities of foreign issuers, which are either listed on a United States securities exchange or represented by American Depositary Receipts (ADRs). The Fund also may invest in debt securities which are convertible into the issuer's common stock. These debt securities may be rated less than investment-grade. Less than investment-grade debt securities sometimes are referred to as "high-yield securities" or "junk bonds".

Assets in the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective.

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio turnover is expected to be low when compared to other mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2009, 2008 and 2007 were 3.21%, 2.42% and 4.44%, respectively. An increase in portfolio changes may occur during periods of changing economic, market and political conditions. As a result, there could be a higher turnover rate, which could result in the realization of higher capital gains and losses.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information (SAI). Such limitations are fundamental policies, which means they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the SAI.

Risks

All investments have risks. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. The Fund cannot provide assurance that it will achieve its objective. Loss of money is a risk of investing in the Fund.

Market Conditions

The Fund is subject to the general risk of adverse market conditions for equity securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and preferred stock. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management

The Fund's performance depends on the active management by the investment adviser in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objective. The Fund could underperform compared to other funds having similar investment objectives.

Common Stock

The Fund invests significantly in common stock. Common stocks represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market values than other asset classes. The Fund could lose money if a company in which it invests becomes financially distressed.

6

Fund Details (continued)

Small and Midcap Securities

The Fund places some emphasis on small to medium sized companies. These companies often have a shorter history of operations, as compared to larger sized companies, and may be less diversified with respect to their product line. Stocks of these companies tend to be more volatile and less liquid than stocks of large companies.

Debt Securities Rated Less than Investment-Grade

To the extent that the Fund invests in convertible debt securities which are rated less than investment-grade, it will undertake a higher degree of credit risk than is associated with higher rated debt securities. Companies that issue these lower rated securities are often highly leveraged and may not have more traditional methods of financing available to them. In addition, the market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions than the market values of higher rated securities.

Securities of Foreign Issuers and ADRs

To the extent that the Fund invests in securities of foreign issuers which are listed on a United States securities exchange or represented by ADRs, it will undertake certain risks which are not associated with investments in domestic securities. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI dated April 30, 2010 and on the Fund's website, by clicking on the "Growth Fund" information page. A complete list of the Fund's holdings is available approximately 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and on Form N-Q for the first and third quarters. Forms N-CSR and N-Q may be viewed on the SEC's website at www.sec.gov. Forms N-CSR and N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may contact the Public Reference Room for information by calling direct at 202-551-8090 or by calling 800-SEC-0330.

Management and Organization of the Fund

Investment Adviser

The Fund employs the Adviser to manage the Fund's investment portfolio. The investment management fee paid to the Adviser by the Fund is computed at an annual rate of 0.60% of daily net assets up to $2.5 billion, and 0.50% of daily net assets in excess of $2.5 billion.

The Adviser has managed mutual funds since 1958 and has provided investment counsel services since 1931. The Adviser is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota, 55101-1363.

A discussion regarding the basis for the Board of Directors' (the Board) approval of the Investment Advisory Contract for the Fund is available in the Fund's semi-annual report to shareholders for the semi-annual period ended June 30, 2009.

Portfolio Managers

William B. Frels, Chairman, CEO and Director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. He is also the lead manager of the Mairs and Power Balanced Fund.

Mark L. Henneman, a Vice President and Director of the Adviser, is co-manager of the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund is available in the Fund's SAI.

Shareholder Information

Pricing of Fund Shares

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed, generally weekends and national holidays. The NAV per share is calculated by adding up the total assets (investments, receivables and other assets) of the Fund, subtracting all of its liabilities (accrued expenses and

7

Fund Details (continued)

other liabilities) and then dividing by the total number of Fund shares outstanding.

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board. Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold.

Purchase of Fund Shares

The Fund is available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Fund does not offer its shares for sale outside of the United States, nor is the Fund available to foreign investors.

Fund Direct Purchases

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (See "Pricing of Fund Shares" on page 7.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading and prior to the close of trading on that day will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

Fund Purchases Through a Sub-Agent

You may purchase shares of the Fund through a registered broker-dealer, a financial institution or investment adviser ("sub-agent"). The Fund has authorized certain sub-agents to receive purchase and sale orders on its behalf. When shares are purchased this way they will be treated as though the Fund had received the order for purposes of pricing. A fee may be charged by the sub-agent for this service. The Fund's investment adviser may also pay the intermediary a fee to compensate them for services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Funds.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

How To Purchase Shares

All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted.

NEW ACCOUNTS

Call Shareholder Services at 800-304-7404 or visit the Fund's website at www.mairsandpower.com to obtain the appropriate purchase application form. The minimum purchase to open a regular account is $2,500. The minimum purchase to open an IRA is $1,000.

Your check should be made payable to:
Mairs and Power Growth Fund, Inc.

Payments must be made in U.S. dollars, and checks must be drawn on a U.S. bank, savings and loan, or credit union.

ESTABLISHED ACCOUNTS

The minimum purchase for an established account is $100 for both regular accounts and IRAs. Please attach your check to the "Invest by Mail" form detached from your confirmation statement.

TO PURCHASE BY MAIL:

Regular Mail:
Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

8

Fund Details (continued)

Express, Certified or Registered Mail:
Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

TO PURCHASE BY TELEPHONE:

Call Shareholder Services at 800-304-7404 Monday through Friday between 8:00 a.m. – 7:00 p.m. Central Time. Shareholder Services will be closed on days the exchanges are closed.

New accounts may not make an initial purchase via the telephone. Unless the telephone option is declined on the Purchase Application (or IRA Application), subsequent investments may be made by telephone.

Important Information Regarding Telephone Purchases

By using the telephone to purchase shares, you agree to hold the Fund, U.S. Bancorp Fund Services, their respective directors, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. However, if the Fund does not take reasonable procedures to ensure instructions are genuine, the Fund may be liable for losses due to fraudulent instructions. If your account has more than one owner, the Fund may rely on the instructions of any one account owner. If you are unable to reach the Fund by telephone you should send your instructions for purchase by regular or express mail. Purchase orders will not be canceled or modified once received in good order. Unless telephone purchase is declined on the application, as a shareholder you are eligible to use the telephone purchase option if you submitted a voided check with which to establish bank instructions on your account. If you do not want your account set up for this option, you must make an election to "opt out". You can do this by calling Shareholder Services at 800-304-7404, or by marking the appropriate box on your Purchase Application form.

TO PURCHASE AUTOMATICALLY:

For new accounts, you may set up this service by filling out the Automatic Investment Plan (AIP) on the Purchase Application (or IRA Application) form.

For existing accounts, you may establish this service by calling 800-304-7404 to request an AIP Form or download the Form from the Mairs and Power Funds' website.

TO PURCHASE BY WIRE:

Wire transfers must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. To add to your account, call 800-304-7404 to notify the transfer agent of your wire purchase.

A completed and originally signed Purchase Application (or IRA Application) must be received by the transfer agent before wiring your initial purchase. Upon receipt, an account will be established for you. Call 800-304-7404 to obtain your account number and to notify the transfer agent of your wire purchase.

Wire to:
U.S. Bank, N.A.
ABA 07500 0022

Credit to:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit to:
Mairs and Power Growth Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]

Important Notes When Purchasing

The Fund will not accept payments in the form of cashiers checks in amounts of less than $10,000, cash payments, cash equivalent instruments, money orders, third party checks, U.S. treasury checks, credit card checks, traveler's checks, starter checks, bank checks, convenience checks, checks drawn against a line of credit, post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Fund will not accept the following: applications that request a particular day or price for your transaction or any other special conditions, applications that omit your Social Security Number, Taxpayer Identification Number and/or the signatures of all account owners, applications received without payment, applications that would be considered disadvantageous to shareholders, applications from individuals who previously tried to purchase shares with a bad check, or applications that omit any information required to verify a shareholder's identity under the USA PATRIOT Act.

The Fund has the right to cancel or rescind any purchase within one business day if a shareholder is believed to have engaged in market timing, excessive trading or fraud, if notice has been received of a dispute between the registered or beneficial account owners, if there is reason to believe that the transaction is fraudulent, or if instructions are received and are believed not to be genuine.

9

Fund Details (continued)

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

If your payment does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the transfer agent. If any loss is sustained by the Fund, this loss will also be charged against your account.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes your full name, date of birth, permanent street address (that is not a P. O. Box address) and your Social Security Number (or Taxpayer Identification Number). The Fund may also ask for other identifying documents or information. Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Redeeming Fund Shares

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

Fund Direct Redemptions

Your shares will be redeemed at the NAV computed by the Fund after the receipt of an acceptable redemption request. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Shareholders requesting wire payments will incur a $15 wire fee. Shareholders requesting a non-systematic redemption from an IRA will be charged a $20 fee by the Fund's Transfer Agent.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel the order. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares, and you may realize a gain or loss on redemption.

Call Shareholder Services at 800-304-7404 if you have additional questions regarding redeeming shares.

The Fund reserves the right to close any non-IRAs in which the balance falls below the Fund's minimum initial investment.

The right of redemption may be suspended or the date of payment may be postponed by the Securities and Exchange Commission (SEC) for such a period as the SEC may permit.

Fund Redemptions Through a Sub-Agent

You may also redeem shares through an authorized sub-agent. When shares are redeemed this way, they will be treated as though the Fund had received the order for purposes of pricing. A fee may be charged by the sub-agent for providing this service.

How to Redeem Shares

Your request to sell shares must be in "good order" before your shares are sold and proceeds released. Good order means that your written request must include the Fund name and your account number, the name(s) and address on your account, the amount of your transaction (in dollars or shares), signatures of all owners of the account exactly as they are registered on the account, signature guarantee if required (see Signature Guarantee on page 12), issued certificates, if any, that you are holding for your account and any supporting legal documents for estates, trusts, guardianships, custodianships, corporate/institutional accounts, and pension and profit-sharing plans that may be required.

If any portion of the shares you are redeeming represent an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date. Call Shareholder Services at 800-304-7404 if you have additional questions regarding redeeming shares.

TO REDEEM SHARES BY MAIL

Regular Mail:
Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

10

Fund Details (continued)

Express, Certified or Registered Mail:
Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

For regular accounts, send in an instruction letter and include the name(s) on your account and signatures of all account holders exactly as they are registered. Include the Fund name, account number and dollar or share amount to be redeemed, a Signature Guarantee if required (See Signature Guarantee on page 12) and any required supporting legal documents for estates, trusts, guardianships, corporate/institutional accounts, and pension and profit-sharing plans.

For IRAs, you must complete an IRA Distribution form or a signed letter of instruction. The IRA Distribution form may be obtained by calling Shareholder Services at 800-304-7404 or visiting the Fund's website at www.mairsandpower.com. Each non-systematic IRA redemption must indicate whether or not to withhold federal income taxes. You will generally be subject to 10% withholding if your request fails to indicate an election not to have tax withheld. Shareholders requesting a non-systematic redemption from an IRA will be charged a $20 fee by the Fund's Transfer Agent.

TO REDEEM SHARES BY TELEPHONE

Call Shareholder Services at 800-304-7404 Monday through Friday between 8:00 a.m. – 7:00 p.m. Central Time. Shareholder Services will be closed on days the exchanges are closed. You may NOT redeem shares from an IRA via the telephone.

Important Information Regarding Telephone Redemptions

By using the telephone to redeem shares, you agree to hold the Fund, U.S. Bancorp Fund Services, their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with this option. However, if the Fund does not take reasonable procedures to ensure instructions are genuine, the Fund may be liable for losses due to fraudulent instructions. If your account has more than one owner, the Fund may rely on the instructions of any one account owner. If you are unable to reach the Fund by telephone, you should send your instructions for redemption by regular or express mail. Redemption orders will not be canceled or modified once received in good order. As a shareholder, you are automatically eligible to use the telephone option. If you do not want your account set up for this option, you must make an election to "opt out". You can do this by calling Shareholder Services at 800-304-7404.

TO REDEEM SHARES AUTOMATICALLY

For a regular account, you can redeem shares automatically through the Fund's Systematic Withdrawal Plan. Call Shareholder Services at 800-304-7404 or visit the Fund's website at www.mairsandpower.com to obtain the Systematic Withdrawal Plan form.

For IRAs, you can redeem shares automatically by visiting the Fund's website to obtain the IRA Distribution form.

REDEMPTION PAYMENT METHODS

By Check. The Fund will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent (unless redemption is postponed by the SEC) or within such shorter period as may legally be required. If you request your payment to be made payable or be mailed to an address other than the address of record, signature guarantees are required (see Signature Guarantee on page 12). No interest will accrue on amounts represented by uncashed redemption checks. If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

By Wire. Shareholders requesting wire payments will incur a $15 wire fee. Redemption proceeds will only be wired to the bank account designated on the Purchase Application (or IRA Application). If your bank account information is not on file, attach a voided check or deposit slip to your written request with signature guarantee (see Signature Guarantee on page 12). Payment of the proceeds will normally be wired on the next business day after receipt of your request.

By ACH. Redemption proceeds may also be sent to your bank via electronic transfer through the Automated Clearing House ("ACH") network, provided that your bank is a member. You can elect this option by completing the appropriate section of the Purchase Application (or IRA Application). If your bank account information is not previously on file, attach a voided check or deposit slip to your written request with signature guarantee (see Signature Guarantee on page 12). There is no charge for this service. ACH transfers for IRAs are only available for Systematic Withdrawal Plans.

11

Fund Details (continued)

How To Exchange Shares

You may exchange shares of identically registered accounts between the Mairs and Power Growth and Balanced Funds provided that you meet each Fund's minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of the Prospectus for the new Fund and consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of another Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return. This concern does not apply to IRA or other tax exempt accounts.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

You may exchange Fund shares by calling Shareholder Services at 800-304-7404 prior to the close of trading on the Exchange, generally 3:00 p.m. Central Time on any day the Exchange is open for regular trading. The Fund's transfer agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction or download an Exchange Request form from the Mairs and Power Funds' website at www.mairsandpower.com. There is no charge to exchange shares if your request is in writing and signed by all registered account holders.

How to Transfer Registration

If you request a change in your account registration, such as changing the name(s) on your account or transferring your shares to another person or legal entity, you must submit your request in writing. A signature guarantee is required (see Signature Guarantee below). Please call Shareholder Services at 800-304-7404 for full instructions.

Signature Guarantee

A signature guarantee helps protect against fraud and verifies the authenticity of your signature. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

A signature guarantee is required when:

1.  Redeeming shares IF:

a.  Payment requested is payable to or sent (either by check, by wire or by ACH) to any person, address or bank account not on record.

b.  Your address of record has been changed in the last 15 days.

c.  The shares being redeemed are represented by certificates issued.

2.  Transferring ownership of account or account name changes.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.

For joint accounts requiring a signature guarantee, each account owner's signature must be separately guaranteed. The Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Income Dividends and Capital Gain Distributions

The Fund distributes substantially all of its net investment income to its shareholders in the form of semi-annual distributions. Net investment income dividend payments are normally made in June and December. Net realized capital gains, if any, are paid to shareholders at least annually. Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application form.

Dividends and capital gains that are not reinvested are paid to you by check or transmitted to your bank account via ACH. If the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its distribution. When dividend and capital gain payments are made, the value of each share is reduced by the amount of the payment. If you purchase shares shortly before the payment of a distribution, you will pay the full price for the shares and then receive some of the price back as a taxable distribution, which may have

12

Fund Details (continued)

negative tax consequences. To avoid this situation, check with the Fund for its distribution date at www.mairsandpower.com or by calling 1-800-304-7404 before you invest.

Frequent Purchases and Redemptions of Fund Shares

The policy of the Fund is to discourage short-term trading. The Fund is intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long-term performance of the Fund by disrupting portfolio management and increasing Fund expenses.

The Fund may reject any purchase orders by any investor that may be attributable to market timing or are otherwise excessive or potentially disruptive to the Fund. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. In such instances, notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services.

Short-term trading activity is monitored by the Fund's transfer agent and the Adviser on a daily basis. In addition, the transfer agent maintains a directory of known market timers. Accounts which have underlying shareholders, such as an omnibus account or a qualified retirement plan, will be continuously reviewed to detect abnormal activity. This monitoring will not completely eliminate the possibility that short-term trading may occur.

The Fund will not make any exceptions to its short-term trading policy, nor will the Fund grant to any third party permission to engage in short-term trading within the Fund.

The Fund's Short-term Trading policy has been approved by the Fund's Board of Directors.

Federal Income Taxes

The following discussion of current federal taxation is not intended to be a full discussion of income tax laws and their effect. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

The Fund's distribution of ordinary income and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, are subject to federal income taxes, and may be subject to state and local income taxes. If you hold your shares in a tax-deferred retirement account, you generally will not have to pay tax on distributions until a redemption is made from the account. Tax rules for these types of accounts are complex, and any questions you may have should be addressed with your tax professional.

For federal tax purposes, the Fund's income and short-term capital gain distributions are generally taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the security that was sold. Individual investors may benefit from favorable tax treatment related to "qualified dividend income." If certain holding period requirements are satisfied, "qualified dividend income" is taxed at long-term capital gain rates, which is currently a maximum rate of 15%. Unless extended, this favorable tax treatment will expire on December 31, 2010, and ordinary dividends will be taxed at tax rates applicable to ordinary income for tax years beginning on or after January 1, 2011. Subject to certain limitations, corporate shareholders may be eligible for the corporate dividend-received deduction related to income dividends.

If you dispose of your Fund shares by redemption, exchange or sale, you will generally have a capital gain or loss. The amount of the gain or loss and the tax rate will depend primarily upon the share purchase price, the share sale price, and the period of time you held the shares. An exchange of the Fund's shares for shares of the Mairs and Power Balanced Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal, state and local income taxes.

In January, you will be sent Form 1099-DIV indicating the treatment of any dividend and capital gain distributions made to you during the previous year. The information is also reported to the IRS.

As with all mutual funds, the Fund may be required to withhold federal income tax (currently at a rate of 28%) on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you or the Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your federal income tax liability.

13

Fund Details (continued)

Other Shareholder Services

As a shareholder of the Fund, you will receive the following statements and reports:

t  Confirmation Statements – Sent each time you buy, sell or exchange Fund shares. The statement will confirm the trade date and amount of your transaction.

t  Account Statement – Mailed semi-annually detailing the income dividend and capital gain distributions made by the Fund. In addition, the market value of your account at the close of the period will also appear on the statement.

t  Fund Financial Reports – Mailed in February and August.

t  Tax Statements – Mailed in January; reports previous year's dividend and capital gain distributions, proceeds from the sale of shares and distributions from IRAs or other retirement accounts.

t  Average Cost Statement – Mailed annually in February for most taxable accounts for which shares were redeemed in the previous year; shows the average cost of shares redeemed during the calendar year. May not be available for all accounts.

As a shareholder of the Fund, the following services are available to you:

Automated Telephone Services

Fund and shareholder account information is available 24 hours per day, seven days a week at 800-304-7404. You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statements.

Fund Website

Information on the Fund is available at www.mairsandpower.com. On the site you can:

t  View your account balances and recent transactions;

t  Learn more about Mairs and Power's investment style;

t  Review objectives, strategies, characteristics and risks of the Fund;

t  Review the Fund's daily prices;

t  Review portfolio holdings, proxy voting record and quarterly market commentary; and

t  Download Fund prospectus, account applications, shareholder reports and other forms.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

14

Financial Highlights Information

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements and the report of the independent registered public accounting firm may be found in the Fund's most recent annual report, which you may obtain without charge by writing to or calling the Fund or by visiting the Fund's website. See contact information listed at the end of this Prospectus.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios - for each share of
capital stock outstanding throughout each year)

	Year Ended December 31,
	2009	2008	2007	2006	2005
Per share
Net asset value, beginning of year	$52.51	$76.30	$77.10	$71.69	$70.33
Income from investment operations:
Net investment income	0.89	1.22	1.04	0.93	0.78
Net realized and unrealized gain (loss)	10.85	(22.93)	2.79	6.40	2.29
Total from investment operations	11.74	(21.71)	3.83	7.33	3.07
Distributions to shareholders from:
Net investment income	(0.89)	(1.22)	(1.04)	(0.91)	(0.78)
Net realized gains on unaffiliated investments sold	(0.24)	(0.86)	(3.59)	(0.99)	(0.93)
Return of capital	-	-	-	(0.02)	-
Total distributions	(1.13)	(2.08)	(4.63)	(1.92)	(1.71)
Net asset value, end of year	$63.12	$52.51	$76.30	$77.10	$71.69
Total investment return	22.52%	(28.51)%	4.90%	10.24%	4.37%
Net assets, end of year, in thousands	$1,953,317	$1,681,717	$2,612,139	$2,694,315	$2,522,769
Ratios/Supplemental Data
Ratio of expenses to average net assets	0.71%	0.70%	0.68%	0.69%	0.70%
Ratio of net investment income to average net assets	1.61%	1.75%	1.26%	1.21%	1.15%
Portfolio turnover rate	3.21%	2.42%	4.44%	4.39%	2.77%

15

OFFICERS AND DIRECTORS

William B. Frels	President & Director

Mark L. Henneman	Vice President

Jon A. Theobald	Chief Compliance Officer & Secretary

Lisa J. Hartzell	Treasurer

Norbert J. Conzemius	Chair & Director

Bert J. McKasy	Director

Charles M. Osborne	Audit Committee Chair & Director

Edward C. Stringer	Director

Investment Adviser

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101-1363

Custodian U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Ernst & Young LLP Suite 1400, 220 South Sixth Street Minneapolis, MN 55402

Transfer Agent

Regular Mail Address Mairs and Power Growth Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, WI 53201-0701	Express (or Overnight), Certified or Registered Mail Address Mairs and Power Growth Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202

Shareholder Services
800-304-7404

16

Mairs and Power Growth Fund, Inc.

Established 1958

For More Information

More information about the Fund is available from the following sources:

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's annual and semi-annual reports and the SAI are available free of charge on the Fund's website at www.mairsandpower.com.

You can also get free copies of the reports and the SAI by contacting the Fund at:

Mairs and Power Growth Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701
Telephone: 800-304-7404

Reports will be sent first class mail within three business days of receipt of request.

You may also request other information about the Fund or make shareholder inquiries by calling 800-304-7404.

Additional information:

t  Documents filed by the Fund with the SEC are available on the SEC's Internet EDGAR Database site at http://www.sec.gov, where they are listed under "Mairs & Power Growth Fund".

t  Information about the Fund, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC's Public Reference Section, 100 F Street NE, Washington, DC 20549-1520, or by paying a duplicating fee and sending a request by email to: publicinfo@sec.gov. Information about the operation of the Public Reference Room is available by calling the SEC at 202-551-8090.

The Fund's Investment Company Act file number is 811-802.

Mairs and Power
Growth Fund, Inc.

MAIRS AND POWER GROWTH FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
TRADING SYMBOL:  MPGFX

Dated April 30, 2010

Mairs and Power Growth Fund, Inc. (the “Fund”) is a no-load mutual fund.  The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average long-term appreciation.

This Statement of Additional Information (SAI) is not a prospectus, but contains information in addition to what is contained in the Fund’s Prospectus.  The SAI should be read in conjunction with the Prospectus, dated April 30, 2010, which has been filed with the Securities and Exchange Commission. The Fund’s Prospectus and most recent annual financial statements may be obtained, without charge, by writing the Fund or calling Shareholder Services at 800-304-7404, or by visiting the Fund’s website at www.mairsandpower.com.  Certain portions of the Prospectus have been incorporated by reference into this SAI, as noted herein.  The address of the Fund is Mairs and Power Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

Table of Contents

Classification of the Fund	2
Investment Objective and Policies	2
Investment Limitations	2
Characteristics and Risks of Permitted Securities	3
Portfolio Turnover	8
Disclosure of Portfolio Holdings	8
Management of the Fund	9
Certain Transactions	14
Compensation	14
Risk Management	15
Code of Ethics	15
Proxy Voting Policies and Procedures	15
Control Persons and Principal Holders of Securities	16
Investment Adviser	16
Fund Administration Servicing Agreement	17
Transfer Agent, Custodian and Fund Accountant	17
Independent Registered Public Accounting Firm	17
Legal Counsel to the Funds	19
Portfolio Managers	19
Brokerage Allocation and Other Practices	20
Capital Stock	20
Purchasing, Redeeming and Pricing Fund Shares	20
Fund Taxation	20
Fund Redemptions	21
Fund Distributions	21
Principal Underwriter	22
Calculation of Performance Data	22
Financial Statements	22

Classification of the Fund

The Fund is an open-ended, diversified management company that was incorporated in Minnesota in 1958.  The Fund has authorized capital stock of 100,000,000 shares, $0.01 par value per share.  Each share entitles the shareholder to one vote at all meetings of Fund shareholders.  Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned.  Fund shares are transferable without restrictions and are redeemable at net asset value.  The Fund is not required to hold annual meetings of shareholders.

Investment Objective and Policies

As discussed in “Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Fund’s Prospectus, the objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average long-term appreciation.

Investment Limitations

The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares.  The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

1)             Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than United States Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

2)             Purchase securities of other investment companies if, as a result, more than 5% of the Fund’s total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund’s assets would then be invested in securities of all investment companies;

3)             Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor’s;

4)             Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

5)             Write, purchase or sell puts, calls, or combinations thereof;

6)             Make loans (although it may acquire portions of an issuer’s publicly distributed securities);

7)             Purchase securities on margin or sell short;

8)             Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

9)             Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

10)           Participate on a joint or a joint and several basis in any trading account in securities;

11)           Invest in companies for the purpose of exercising control of management;

12)           Act as an underwriter of securities of other issuers;

13)           Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

14)           Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

15)           Purchase or sell “restricted securities” in such a way as to become an “underwriter” within the meaning of that term as used in the Securities Act of 1933.

Limitations listed above apply at the time a security is purchased.  The Fund will not be required to sell a security if the security valuation exceeds the above listed limitations as a result of market fluctuation. Industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports.

Characteristics and Risks of Permitted Securities

In seeking to meet its investment objective, the Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program.  The following further describes the principal types of portfolio securities and their risks.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value”.  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Non-Investment-Grade Securities. The convertible securities in which the Fund may invest include non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” which are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB— by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of the Fund’s adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high-yield security or the price at which the Fund could sell a high-yield security, and could adversely affect the daily net asset value of Fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities, because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Foreign Securities; American Depositary Receipts.  The Fund may invest up to 10% of its total assets in securities of foreign issuers, which are either listed on a United States securities exchange or represented by American Depositary Receipts (“ADRs”).  Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers.  These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements).  Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations.  The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies.  There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.  Confiscatory taxation or diplomatic developments could also affect investment in those countries.

United States dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks.  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales.  In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities, while issuers of sponsored facilities normally pay more of the costs.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts; to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:

•       the market price of the ETF’s shares may trade at a discount to their net asset value;

•       an active trading market for an ETF’s shares may not develop or be maintained; or

•       trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) generally halts stock trading.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the investments of the Fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends be paid before dividends can be paid to holders of the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the United States government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment adviser will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a Fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and, therefore, the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements of the 1940 Act. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the United States government and its agencies, commercial paper and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

The purchase price and yield on these securities are generally set at the time of purchase.  On the date that a security is purchased on a when-issued basis, the Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues.  The value of the delayed delivery security is reflected in the Fund’s net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund.  The Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if the Fund deems it advisable in seeking to achieve the objectives of the Fund.  The purchase of these types of securities may increase the Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.  Unsettled securities purchased on a when-issued or delayed-delivery basis (i.e., in excess of an established market practice) will not exceed 5% of the Fund’s total assets at any one time.

Portfolio Turnover

The annual portfolio turnover rate for the Fund was 3.21% for the year ended December 31, 2009 and 2.42% for the year ended December 31, 2008.  The Fund has not placed any limit on its rate of portfolio turnover, and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund’s portfolio during the year.

Disclosure of Portfolio Holdings

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the first and third quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  You may also visit the SEC’s Public Reference Room in Washington, D.C. to view and copy these reports. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number).  A complete copy of the Fund’s portfolio holdings will be available on or about 15 days following each quarter-end on the Fund’s website.  This list remains available on the website until it is replaced with the following quarter-end list.  To view the Fund portfolio holdings, visit www.mairsandpower.com.  You may also obtain a copy of the Fund’s latest quarterly report without charge by calling Shareholder Services at 800-304-7404.

From time to time the Fund’s service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund’s portfolio holdings.  The Fund’s policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information, and the recipient is subject to a duty of confidentiality, including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized as discussed above, provided that the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund’s shares before the information becomes public. In addition, Mairs and Power, Inc. manages portfolios for investment clients whose portfolios may be similar to those of the Fund.  These clients receive investment advice and generally have access to current portfolio holding information in their accounts.  These investment clients do not have a duty to Mairs and Power or the Fund to keep their portfolio holdings confidential.  The Fund’s Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund’s portfolio information beyond those described herein.

The Chief Compliance Officer will exercise oversight of disclosures of the Fund’s portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund’s shareholders.  Every violation of the portfolio holdings disclosure policy must be reported to the Fund’s Chief Compliance Officer.  The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund’s Board of Directors.

Management of the Fund

The Board of Directors supervises the business and management of the Mairs and Power Growth Fund, Inc. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.

The Board has appointed an Independent Director as Chair. The Chair presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever deemed necessary. The Chair also acts  as a liaison with the Fund’s management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its control, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the fund’s shareholders. In addition, the Board believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, appropriate elements in its decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Name (Age) and Address(1)	Position(s) Held with the Fund and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (70)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007 to present). • President of the Investment Adviser (2002 to 2007).	2	N/A

• Treasurer of the Investment Adviser (1996 to 2007).

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Mark L. Henneman (49)	Vice President since 2009	• Vice President of the Investment Adviser (2004 to present).	N/A	N/A

Jon A. Theobald (64)	Secretary since 2003; Chief Compliance Officer since 2004

•      President and Chief Operating Officer of the Investment Adviser (2007 to present).

•      Chief Compliance Officer of the Investment Adviser (2004 to present).

•      Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).

			N/A	N/A

Lisa J. Hartzell (65)	Treasurer since 1996	• Vice President of the Investment Adviser (2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

Name (Age) and Address(1)	Position(s) Held with the Fund and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

DISINTERESTED DIRECTORS

Norbert J. Conzemius (68)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (56)	Audit Committee Chair since February 2006; Director since 2001	• Retired Chief Financial Officer, Fair Isaac Corporation (2004 to 2009).	2	N/A

Edward C. Stringer (75)	Director since 2002	• Retired attorney, Briggs and Morgan, P.A. (2002 to 2005). • Retired Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (68)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P (1994 to present).	2	N/A

(1)	Unless otherwise indicated, the mailing address of each officer and director is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.
(2)	Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member.  Among other attributes common to all Board members are their ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board members.  In addition, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve.  A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund, the other fund in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences.  Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Board member.

Norb Conzemius has served as a Board member of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund for more than 10 years, including as a member of the Audit Committee and Nominating Committee, and has served as Independent Chairman of the Board of Directors for the last 4 years.   Mr. Conzemius has more than 26 years of experience serving as senior executive officer in the financial service industry and more than 4 years as CEO of a private manufacturing company.  Mr. Conzemius has served for more than 25 years on various boards for private companies, financial service companies and non-profit organizations.

Bert J. McKasy has served as a Board member of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund for more than 3 years, including as a member of the Audit and Nominating committees for more than 3 years.  Mr. McKasy has more than 25 years of experience serving as senior executive officer of various operating companies and/or as director of public companies.  Mr. McKasy has more than 18 years of private practice experience as an attorney. Mr. McKasy has served as a senior executive officer and as a director in the financial services industry for more than 10 years, and has more than 9 years of experience in public service.

Charles M. Osborne has served as a Board member of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund for more than 9 years, including as a member of the Audit and Nominating committees for more than 9 years, and has served as Audit Committee chair for more than 4 years.   Mr. Osborne has more than 26 years of experience serving as senior executive officer of various operating companies and more than 18 years as director of public companies.  Mr. Osborne has worked in the financial services industry for more than 7 years, including teaching finance and accounting at major colleges located in Minnesota.

Edward C. Stringer has served as a Board member of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund for more than 7 years, including as a member of the Audit and Nominating committees for more than 7 years.   Mr. Stringer has more than 30 years of private practice experience as an attorney in addition to 13 years of experience in public service, including serving as Associate Justice of the Minnesota Supreme Court.  Mr. Stringer has served as director of various public companies and as a director of non-profit organizations.

Mr. William B. Frels has served as an Interested Board member of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund for more than 17 years, including having served as Chair of the Board.   Mr. Frels has served as a senior executive officer of the Adviser, Mairs and Power, Inc. and senior executive officer of the Funds since 1992.   Mr. Frels has been involved in investment management and has held senior executive positions in the financial services industry since 1962.

Mairs and Power Growth Fund, Inc., an open-end investment company, retains Mairs and Power, Inc. as its investment adviser. Directors, Officers and Portfolio Managers of the Mairs and Power Growth Fund are subject to mandatory retirement at the end of the year in which they reach age 75.

The Board of Directors has four standing committees listed below:

Standing Committees	Functions	Members	Number of Meetings Held During Last Fiscal Year
Audit Committee	To make recommendations to the Board of Directors regarding the selection of an independent registered public accounting firm, and to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the results of the examination of the Fund’s financial statements and any other matters relating to the Fund.	Charles M. Osborne (Chairman) Norbert J. Conzemius Bert J. McKasy Edward C. Stringer	3
Fair Market Valuation Committee	To oversee pricing of the Fund and to research and resolve any pricing problems. The Fair Market Valuation Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Ronald L. Kaliebe Jon A. Theobald Andrea C. Stimmel	5
Nominating Committee

To consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not “interested persons” of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The Nominating Committee meets on an “as needed” basis. The Nominating Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations in writing to the Secretary of the Fund. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information the Fund would be required to include in a proxy statement if the person was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares were held.

		Norbert J. Conzemius (Chairman) Bert J. McKasy Charles M. Osborne Edward C. Stringer	0
Disclosure Committee	To oversee and act as a final checkpoint with respect to all shareholder communications. The Disclosure Committee meets on an “as needed” basis.	William B. Frels (Chairman) Lisa J. Hartzell Jon A. Theobald Andrea C. Stimmel	2

Distribution Committee	To oversee and determine income and capital gain distributions for the Fund, including but not limited to calculation and declaration of regular income dividends and capital gain distributions and spillover dividends.	William B. Frels	2

Each director attended all of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2009.

The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2009 by each director.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Director in Family of Investment Companies
Norbert J. Conzemius	over $100,000	over $100,000
William B. Frels	over $100,000	over $100,000
Bert J. McKasy	$10,001-$50,000	$10,001-$50,000
Charles M. Osborne	over $100,000	over $100,000
Edward C. Stringer	over $100,000	over $100,000

Certain Transactions

Since January 1, 2008, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $120,000, in: (i) the Fund’s investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2008, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:  (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Balanced Fund, (iv) an officer of the Mairs and Power Balanced Fund, (v) the Fund’s investment adviser, (vi) an officer of the Fund’s investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

Since January 1, 2008, no officer of the Fund’s investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

Compensation

The following table provides information about compensation paid to the Fund’s directors for the fiscal year ended December 31, 2009.  The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

Name of Person, Position	Pension or Aggregate Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Norbert J. Conzemius (Chairman of the Board) Disinterested Director	$47,500	None	None	$50,000

Bert J. McKasy Disinterested Director	$41,800	None	None	$44,000

Charles M. Osborne (Chairman of the Audit Committee) Disinterested Director	$47,500	None	None	$50,000

Edward C. Stringer Disinterested Director	$41,800	None	None	$44,000

William B. Frels (President) Interested Director	None	None	None	None

Risk Management

The Board oversees the risk management activities of the Adviser and the Fund’s other service providers.  Shareholders should recognize that it may not be  possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and the Fund’s Chief Compliance Officer (“CCO”).  In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Directors confer among themselves, with the Fund’s CCO, the Adviser, other service providers, and counsel to the Fund, to identify and review risk management issues that may be placed on the Audit Committee’s or the full Board’s agenda.

Code of Ethics

The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  These codes of ethics permit personnel (access persons) subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.  The codes contain restrictions on personal investing practices. One of the restrictions of the code provides that access persons must obtain approval before executing personal trades. The code of ethics has been designed to ensure that the interests of the Fund’s shareholders come before the interests of the Fund’s managers.  The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser.  Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund.  The investment adviser’s policy is to vote in accordance with guidelines established by its Investment Committee.  A copy of the investment adviser’s proxy voting guidelines is attached as Appendix A.

The proxy voting guidelines were established by the investment adviser’s Investment Committee and are subject to change.  The Committee is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines.  Actual proxy voting records of the Fund are filed with the SEC no later than August 31 of each year, covering the Fund’s proxy voting record for the most recent twelve-month period ended June 30.  Proxy voting records are available as soon as reasonably practicable after filing the report with the Commission, without charge, by visiting the Fund’s website at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

As of April 1, 2010, the only shareholders holding more than 5% of the Fund’s outstanding shares were:

Ameritrade, Inc. PO Box 2226, Omaha, NE, 68103-2226 (1,559,862 or 5.2%).

National Financial Services, LLC 200 Liberty Street, New York, NY, 10281-1003 (1,548,506 shares or 5.2%).

As of April 1, 2010, the Fund’s officers and directors as a group beneficially owned 0.46% of the Fund’s outstanding shares.  The Fund knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

Investment Adviser

Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund.  Mairs and Power, Inc.’s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below.

Shareholder	Percentage of Outstanding Shares Held as of April 1, 2010
William B. Frels	28.2%
Peter G. Robb	21.2%
John K. Butler	11.7%
Other	38.9%

Mr. Frels is an officer and a director of the Fund.  Ownership positions in the “Other” category are owned by other officers and employees of the investment adviser.

Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1958.  Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Balanced Fund, Inc., the net assets of which were $136,403,869 as of December 31, 2009.

Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 1, 2005 (the “Investment Advisory Agreement”).  The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or “interested persons” of any such party as defined in the 1940 Act.  The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund.  After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose.  The Agreement may be terminated at any time, without penalty, on 60 days’ written notice by the Fund’s Board of Directors, by the holders of a majority of the Fund’s outstanding voting shares or by the investment adviser.  The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).  Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, and charitable and educational institutions.  Mairs and Power, Inc. is not a broker and does not sell securities.

As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund.  The investment management fee paid to the adviser by the Fund is computed at an annual rate of 0.60% of daily net assets up to $2.5 billion, and 0.50% of daily net assets in excess of $2.5 billion.  The ratio of the management fee to average net assets in 2009 was 0.60%; the ratio of total expenses to average net assets was 0.71%.

Management fees paid by the Fund to Mairs and Power, Inc. amounted to $10,206,393 in 2009, $13,286,285 in 2008 and $16,190,590 in 2007.  Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares.  All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, premiums on fidelity bonds, supplies and all other miscellaneous expenses are borne by the Fund.

Mairs and Power, Inc., at its own expense, currently pays costs which may include record keeping, transaction processing for shareholders’ accounts and other services to authorized third-party retirement plan administrators and authorized registered broker-dealers, financial institutions or investment advisers.  These payments are made at the discretion of Mairs and Power, Inc.  Determination whether payments should be paid includes the quality of relationship and the terms of any servicing agreement.  The Fund may pay a portion of this fee which approximates the amount the Fund would pay its transfer agent if the shares involved were registered directly in the respective beneficial owners’ names on the books of the Fund.

Fund Administration Servicing Agreement

Mairs and Power, Inc. (the “Administrator”) serves as the Administrator pursuant to an Administration Agreement between the Administrator and the Fund.   The Fund Administration fee is computed at an annual rate of 0.005% based upon the Fund’s daily net assets.  U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator pursuant to a Sub-Administration Agreement between the Fund and USBFS.  USBFS is a subsidiary of U.S. Bancorp.  The services provided under the Administration and Sub-Administration Agreements include various legal, oversight, administrative and accounting services.  For these services the Fund paid $198,044 in 2009, $170,584 in 2008 and $273,812 in 2007.  A new Fund Administration annual fee rate of 0.00375% went into effect January 1, 2010.

Transfer Agent, Custodian and Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund’s transfer agent and dividend disbursing agent.  For these services, the Fund paid U.S. Bancorp Fund Services $970,660 in 2009, $703,851 in 2008 and $755,700 in 2007.  U.S. Bancorp Fund Services also serves as fund accountant for the Fund.  For these services, the Fund paid U.S. Bancorp Fund Services, $227,026 in 2009, $219,080 in 2008 and $269,162 in 2007.

Custodial services for the Fund are performed by U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors.  As custodian, U.S. Bank, N.A.  controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund.  For these services, the Fund paid U.S. Bank, N.A. $124,981 in 2009, $152,105 in 2008 and $180,365 in 2007.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of

Directors.  Ernst & Young LLP conducts an annual audit of the Fund’s financial statements and performs tax and accounting advisory services.

Legal Counsel to the Funds

Dorsey & Whitney LLP, Suite 1500, 50 South Sixth Street, Minneapolis, MN 55402-1498, currently serves as legal counsel to the Fund.

Portfolio Managers

Other Accounts Managed

Portfolio managers are also responsible for the day-to-day management of other accounts as indicated in the following table:

Mairs and Power Growth Fund (numbers of accounts and total assets as of December 31, 2009)

Name of Person, Position	Registered Investment Company (Mairs and Power Balanced Fund)	Other Pooled Investment Vehicles	Other Accounts (Mairs and Power Separately Managed Accounts)
William B. Frels — Lead Manager
Number of Other Accounts Managed	1	—	196	(1)
Total Assets in Other Accounts Managed	$136,403,869	—	$620,849,929

Mark L. Henneman — Co-Manager
Number of Other Accounts Managed	—	—	168
Total Assets in Other Accounts Managed	—	—	$282,009,533

(1)

For one of the accounts Mr. Frels manages, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account. The total assets under management in this account as of December 31, 2009 were $101,677,166. Advisory fees for all of the other accounts are based on a percentage of assets under management.

Compensation

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan contributions on behalf of the lead portfolio manager, co-manager or any other employee of Mairs and Power, Inc.  The lead portfolio manager and co-manager of the Fund receive compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm.  The lead portfolio manager and co-manager also participate in the profit sharing plan of the investment adviser.   Contributions are made annually and are within the limitations of the Internal Revenue Service rules and regulations.  Additionally, the co-manager is a participant in a Mairs and Power, Inc. Incentive Stock Option Plan.

Ownership of Securities

As of December 31, 2009, Mr. Frels beneficially owned more than $1,000,000 of the shares in the Fund.  As of December 31, 2009, Mr. Henneman beneficially owned between $100,001 - $500,000 of the shares in the Fund.

Mairs and Power’s profit sharing plan is almost entirely invested in shares of the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. As of December 31, 2009 the profit sharing plan held $10,314,075 in the Funds.

Brokerage Allocation and Other Practices

Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund’s portfolio decisions and the placing of orders to effect the Fund’s portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved.  While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions.  The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

Investment decisions for the Fund are made independently from those for the Mairs and Power Balanced Fund, Inc., also managed by Mairs and Power, Inc.  When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund.  The decision to aggregate is only made after the Adviser determines that it does not intentionally favor any fund or account over another. Such aggregation may reduce commission or transaction costs since larger orders tend to have lower costs.  In other cases, aggregation may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser.  Portfolio transactions may be placed with broker-dealers which provide the Fund’s investment adviser with research and statistical assistance.  Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

For the year ended December 31, 2009, the Fund paid $334,501 in brokerage fees on purchase and sale of portfolio securities. The entire amount was paid to brokers or dealers who supplied research services to the investment adviser.  Total brokerage fees for 2008 and 2007 amounted to $421,698 and $515,614, respectively.

Capital Stock

The Fund was incorporated in Minnesota in 1958, and offers for sale shares of a single class of common stock.  Each share is equal in all respects and confers equal rights upon the shareholders as to redemption, dividends and liquidation.  When you invest in the Fund, you acquire shares that entitle you to receive dividends as determined by the Board of Directors and to cast a vote for each share and fraction thereof at shareholder meetings.  The shares of the Fund do not have any preemptive rights.  All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder.

Purchasing, Redeeming and Pricing Fund Shares

The purchase, redemption and pricing of the Fund’s shares are subject to the procedures described in “Pricing of Fund Shares,” “Purchase of Fund Shares,” “Redeeming of Fund Shares”, “How to Exchange Shares”, “How to Transfer Registration”,  and “Frequent Purchases and Redemptions of Fund Shares” in the Fund’s Prospectus.

Fund Taxation

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund is generally not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. To avoid federal excise tax, the Fund must distribute each calendar year an amount equal to the sum of:

(a)                                            at least 98% of its net investment income for the calendar year, not taking into account any capital gains or losses,

(b)                                           at least 98% of its capital gains in excess of its capital losses for a one-year period generally ending on December 31, and

(c)                                            all net investment income and capital gains for previous years that were not distributed by the Fund during such years.

The Fund intends to distribute substantially all income each year.

To qualify as a regulated investment company, the Fund must also fulfill the asset diversification requirements as follows:

(a)       derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of stock or from other qualified sources; and

(b)       diversify its holdings so that at the end of each fiscal quarter,

i.    at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and

ii.   not more than 25% of the value of its assets is invested in the securities of any one issuer or in two or more controlled issuers in similar or related trades or businesses, or in certain publicly traded partnerships.

If the Fund does not qualify as a regulated investment company in any taxable year, it would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders. In addition, the Fund’s distributions, to the extent made out of its current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends.

Fund Redemptions

Upon a redemption, sale or exchange of shares of the Fund, you will realize a taxable gain or loss depending upon your share basis. A gain or loss will generally be treated as capital gain or loss and the tax treatment will be dependent on your holding period. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. The basis of the acquired shares will be adjusted to reflect the disallowed loss.

In February, you will be sent Form 1099-B indicating the amount of sales made in the Fund during the prior year. This information is also reported to the IRS. Some shareholders may receive an Average Cost Basis Statement, which provides you with the average cost of the shares sold during the year, based on the “average cost single category” method. This information is not reported to the IRS and you do not have to use it.

Fund Distributions

The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. The excess of net realized long-term capital gains over net short-term capital losses, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Net capital gains from assets held by the Fund for one year or less will be taxed as ordinary income.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are generally taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the security that was sold. Individual investors may benefit from favorable tax treatment related to “qualified dividend income.” If certain holding period requirements are satisfied, “qualified dividend income” is taxed at long-term capital gain rates, which is currently a maximum rate of 15%. Unless extended, this favorable tax treatment will expire on December 31, 2010, and ordinary dividends will be taxed at tax rates applicable to ordinary income for tax years beginning on or after January 1, 2011. Subject to certain limitations, corporate shareholders may be eligible for the corporate dividend-received deduction related to income dividends.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information is also reported to the IRS.

Principal Underwriter

The Fund is the sole distributor of its mutual fund shares.

Calculation of Performance Data

The Fund may publish its total return information from time to time.  Quotations of the Fund’s average annual total rate of return, the Fund’s average annual total return (after taxes on distributions) and the Fund’s average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years.  The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The calculation applies the ordinary income tax rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions and the long-term capital gain rate for long-term capital gain distributions.  Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid.

Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based.  Such information should not be considered as representative of the performance of the Fund in the future.  Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

Financial Statements

The Fund’s financial statements, including a listing of portfolio securities as of December 31, 2009, are included in the Fund’s Annual Report to Shareholders for the year ended December 31, 2009 and are incorporated herein by reference.  The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference.  Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund at 800-304-7404 or by visiting the Fund’s website at www.mairsandpower.com.

Appendix A

MAIRS AND POWER MUTUAL FUNDS

PROXY VOTING POLICIES AND PROCEDURES

A.            Mairs and Power has adopted and implemented these proxy voting guidelines with the overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B.            The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President.  Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John K. Butler, Mr. Mark L. Henneman, Mr. Andrew R. Adams and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C.            As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature.  In this regard, the following types of proposals are generally considered to be in this category:

1.             Election of directors and related compensation issues.

2.             Appointment of independent auditors.

3.             New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

4.             Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

5.             A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D.            Proposals considered controversial and/or non-routine in nature will require special case-by-case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders.  Examples of such proposals would include the following:

1.             Amendments to the articles of incorporation and corporate by-laws.

2.             Acquisition or merger related proposals.

3.             Any proposal related to a change in control, be it friendly or unfriendly, or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

4.             New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

5.             All other controversial or non-routine proposals not specifically mentioned above.

E.             Conflicts of interest — It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders.  Due to the size and nature of Mairs and Power’s business, it is anticipated that material conflicts of interest will rarely occur.  Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

1.             The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

2.             In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund’s Board of Directors.  The proxy will be voted as directed by the Fund’s Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F.             Once voting has occurred, Mr. Kaliebe will forward a copy of the proxy vote email confirmation to the Mairs and Power Mutual Fund Services Department (MPMFS) to be recorded on the Proxy Voting Reconciliation Form.  A copy of the email voting confirmations are retained.

G.            Annually, MPMFS will run an audit report from Proxy Edge and agree the voted items to the votes recorded on the Proxy Voting Checklist.  Management is notified if any differences are identified.  Annually, the Proxy Edge audit report will be downloaded from Proxy Edge and retained with the confirmation records.

H.            Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with each twelve-month period ending June 30.  The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

Revised 11/01/2009

PART C.	OTHER INFORMATION

Item 23.	Exhibits

	(a)	Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Post-Effective Amendment No. 53, filed on April 26, 2000.

	(a) (1)	Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated June 9, 1998. Incorporated by reference to Post-Effective Amendment No. 53, filed on April 26, 2000.

	(a) (2)	Articles of Amendment to Amended and Restated Articles of Incorporation Article VI, dated July 12, 2004. Incorporated by reference to Post-Effective Amendment No. 60, filed on April 28, 2006.

	(b)	Amended and Restated By-laws. Incorporated by reference to Post-Effective Amendment No. 53, filed on April 26, 2000.

	(c)	None.

	(d)	Amended and Restated Agreement for Investment Counsel Service, dated July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 60, filed on April 28, 2006.

	(e)	None.

	(f)	None.

	(g)	Custodian Agreement entered into between the Fund and U.S Bank National Association on June 26, 2009. Filed herewith.

(h)

Transfer Agent Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC on October 3, 2008. Incorporated by reference to Post-Effective Amendment No. 63 filed on April 30, 2009.

	(h)(1)	Addendum to the Transfer Agent Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC on June 26, 2009. Filed herewith.

(h)(2)

Fund Accounting Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services, LLC, dated April 26, 2006. Incorporated by reference to Post-Effective Amendment No. 61, filed on April 30, 2007.

(h)(3)

Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Post-Effective Amendment No. 55, filed on April 26, 2002.

(h)(4)

Amendment to the Blue Sky Compliance Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) dated July 1, 2004. Incorporated by reference to Post-Effective Amendment No. 58, filed on February 28, 2005.

(h)(5)	Blue Sky Registration Agreement entered into between the Fund and Quasar Distributors, LLC, on July 1, 2004. Incorporated by reference to Post-Effective Amendment No. 58, filed on February 28, 2005.

(h)(6)

Amendment to Blue Sky Registration Agreement entered into between the Fund and Quasar Distributors, LLC, on June 6, 2005. Incorporated by reference to Post-Effective Amendment No. 61, filed on April 30, 2007.

(h)(7)	Amended and Restated Fund Administration Servicing Agreement entered into between the Fund and Mairs and Power, Inc. on December 15, 2009. Filed herewith.

(h)(8)

Fund Sub-Administration Servicing Agreement entered into between the Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated October 5, 2006. Incorporated by reference to Post-Effective Amendment No. 61, filed on April 30, 2007.

(h)(9)

Addendum to the Fund Sub-Administration Servicing Agreement entered into between the Mairs and Powers Growth Fund, Inc. and Mairs and Powers Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated July 6th, 2007. Incorporated by reference to Post-Effective Amendment No. 62, filed on April 29, 2008.

(h)(10)

Amendment to the Fund Sub-Administration Servicing Agreement entered into between Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated June 13, 2008. Incorporated by reference to Post-effective Amendment No. 63, filed on April 30, 2009.

(h)(11)

Amendment to the Fund Sub-Administration Servicing Agreement entered into between Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. and U.S. Bancorp Fund Services, LLC, dated November 23, 2009. Filed herewith.

(h)(12)	Sub-Distribution Agreement entered into between the Fund and Quasar Distributors, LLC dated August 30, 2006. Incorporated by reference to Post-Effective Amendment No. 61, filed on April 30, 2007.

(i)	None.

(j)	Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	None.

(o)	None.

	(p)	Mairs and Power Growth Fund, Inc. Code of Ethics adopted under Rule 17j-1 and Rule 204A-1 of the Investment Company Act of 1940, revised November 1, 2009. Filed herewith.

	(p)(1)	Mairs and Power, Inc. Code of Ethics adopted under Rule 17j-1 and Rule 204A-1 of the Investment Company Act of 1940, revised November 1, 2009. Filed herewith.

Item 24.	Persons Controlled By or Under Common Control with Registrant

None

Item 25.	Indemnification

The Fund’s Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. “Proceeding” means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

The Fund and Mairs and Power, Inc. maintain officers’ and directors’ liability insurance in the amount of $5,000,000 with no deductible for officers and directors. Mairs and Power Growth Fund and Mairs and Power Balanced Fund have a $75,000 deductible. Mairs and Power, Inc. has a $150,000 deductible.

Item 26.	Business and Other Connections of Investment Adviser

Mairs and Power, Inc. serves as the Investment Adviser to the Fund. Mairs and Power, Inc. also serves as investment adviser to individual and institutional separate accounts. Principal occupations of the Directors of the Fund are included in the SAI under “Management of the Fund”.

Item 27.	Principal Underwriters

	a)	None.
	b)	Not Applicable.
	c)	Not Applicable.

Item 28.	Location of Accounts and Records

Custodian:	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Transfer Agent (Overnight Deliveries):	U.S. Bancorp Fund Services, LLC 3rd Floor, 615 East Michigan Street Milwaukee, Wisconsin 53202

Transfer Agent (Mailing Address):	U.S. Bancorp Fund Services, LLC P. O. Box 701 Milwaukee, Wisconsin 53201-0701

Investment Adviser:	Mairs and Power, Inc. W1520 First National Bank Building 332 Minnesota Street Saint Paul, Minnesota 55101-1363

Item 29.	Management Services

None.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 30th day of April, 2010.

MAIRS AND POWER GROWTH FUND, INC.

/s/ William B. Frels
William B. Frels
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William B. Frels	President and Director (principal Executive Officer)	April 30, 2010
William B. Frels

/s/ Lisa J. Hartzell	Treasurer (Principal Financial and Accounting Officer)	April 30, 2010
Lisa J. Hartzell

/s/ Norbert J. Conzemius	Director	April 30, 2010
Norbert J. Conzemius

/s/ Bert J. McKasy	Director	April 30, 2010
Bert J. McKasy

/s/ Charles M. Osborne	Director	April 30, 2010
Charles M. Osborne

/s/ Edward C. Stringer	Director	April 30, 2010
Edward C. Stringer

EXHIBIT INDEX

Item	Description

(g)	Custodian Agreement.

(h)(1)	Addendum to the Transfer Agent Servicing Agreement.

(h)(7)	Amended and Restated Fund Administration Servicing Agreement.

(h)(11)	Amendment to the Fund Sub-Administration Servicing Agreement.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	Mairs and Power Growth Fund, Inc. Code of Ethics.

(p)(1)	Mairs and Power, Inc. Code of Ethics.